SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                February 2, 2002
                        (Date of earliest event reported)


                             NUPRO INNOVATIONS INC.
               (Exact Name of Registrant as Specified in Charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


        0-28433                                          84-0893269
------------------------                    ------------------------------------
(Commission File Number)                    (IRS Employer Identification Number)


                            3296 EAST HEMISPHERE LOOP
                                 TUCSON, ARIZONA
                                   85706-5013
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (520) 547-3510
              (Registrant's telephone number, including area code)
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ITEM 5. OTHER EVENTS

On February 4, 2002, the Company issued a press release announcing the death of its President and Chief Executive Officer, Luba Veselinovic. It also announced the Board of Directors' appointment of Elke Veselinovic, current Chief Financial Officer and director, to the offices of President and Chief Executive Officer. The Board also named Charles Green, a current director and member of the Audit Committee, to the office of Chief Financial Officer and Reiner Becker, a current director, to the office of Chairman of the Board. In addition, the Company announced the hiring of Thomas R. Fritsch, a chemical engineer with over 30 years of research and development experience in petroleum refining and petrochemical industries, as Director of Research and Development. A copy of the referenced press release is attached as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.

ITEM 7. EXHIBITS

Exhibit No.           Description of Exhibit
-----------           ----------------------

99.2                  Press Release dated February 4, 2002.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NUPRO INNOVATIONS INC.


Date:  February 4, 2002                By: /s/ Elke Veselinovic
       -------------------                 -------------------------------------
                                           Elke Veselinovic
                                           President and Chief Executive Officer